EXHIBIT 10(dd)
                             LEASE SUMMARY


1.LESSEE: Sonoma National Bank
  LESSOR: Kinslow Investments, LLC

2.LEASE PREMISES: 801 Fourth Street (building) and 818 Fifth Street
                  (parking lot)
3.RENTABLE AREA: Being 801 Fourth Street building, approximately
                 9,300 rsf building on the subject parcel (gross area including land),plus the adjacent parking lot on separate parcel (818 Fifth Street)

4.LEASE COMMENCEMENT: January 1, 2004 (subject to Lease Commencement
                      Memorandum)

5.EXTENDED LEASE TERM: Six(6)years (January 1, 2004 - December 31, 2009)

6. MINIMUM MONTHLY RENT SCHEDULE:
   801 Fourth Street; APN 009-054-031   Rent payment for 818 Fifth Street
   (building)(*as adjusted by CPI,      (parking lot); as adjusted and
    minimum 2% maximum 4%)              specified in the Addendum



1/1/2004-12/31/2004 $18,900.00/mo.    1/1/2004-12/31/2004 $2,260/mo.
1/1/2005-12/31/2005 $19,278.00/mo.    1/1/2005-12/31/2005 $1,800/mo.
1/1/2006-12/31/2006 $19,663.56/mo.    1/1/2006-12/31/2006 $1,890/mo.
1/1/2007-12/31/2007 $20,056.83/mo.    1/1/2007-12/31/2007 $1,985/mo.
1/1/2008-12/31/2008 $20,457.97/mo.    1/1/2008-12/31/2008 $2,084/mo.
1/1/2009-12/31/2009 $20,867.13/mo.    1/1/2009-12/31/2009 $2,188/mo.


First Option: Five (5) years (1/1/2010 - 12/31/2014)
In order for Lessee to exercise the option on the building, the parking lot lease must be concurrently extended.
1/1/2010-12/31/2010 $21,284.47/mo.  1/1/2010-12/31/2010 $2,298/mo.
1/1/2011-12/31/2011 $21,710.16/mo.  1/1/2011-12/31/2011 $2,413/mo.
1/1/2012-12/31/2012 $22,144.36/mo.  1/1/2012-12/31/2012 $2,533/mo.
1/1/2013-12/31/2013 $22,587.25/mo.  1/l/2013-12/31/2013 $2,660/mo.
1/1/2014-12/31/2014 $23,039.00/mo.  1/1/2014-12/31/2014 $2,793/mo.


The above minimum monthly rent schedule in Item 6 above are the specified two percent (2%) minimum. increases; the annual rent increases may be higher and are subject to the annual CPI increase with a maximum of four percent (4%) per year during the lease term and first option.

7. Second Option: Five (5) Years (1/1/2015-12/31/2019)
The base rent for the 1st year of the second option is to be reset at market rent six (6) months prior to the lease expiration; thereafter the annual adjustment shall be as per the CPI increase adjustment at a minimum two percent (2%) maximum six percent (6%) annually (the second option period on the building does not include the use of the parking lot at 818 Fifth Street).

8. LANDLORD'S COSTS/RESPONSIBILITIES Landlord shall administrate and pay for the cost of the following items:
Building roof and structure maintenance
Base year real estate taxes (2003/2004)
Base year cost of building insurance
HVAC system repairs and replacement
Repairs to maintain elevator in working condition

Lessee Contact Information: Sonoma National Bank
                            Debbie Meekins
                            Office: 579-2265  Fax: 569-7636

The Lease document shall prevail in all cases.

TENANT'S COSTS/RESPONSIBILITIES:
In addition to the base rent minimum monthly schedule, Tenant shall be responsible for the following costs and annual increases:
Landscape & irrigation system maintenance
Utilities to premises
Cleaning and resurfacing of the parking lot
All interior & exterior janitorial and painting
Liability & business coverage insurance
Replacements to light bulbs inside premises
Standard HVAC service contract cost
Increases in real estate taxes and assessments after the base year (subject to Addendum)
Increases in building insurance costs after the base year (see specific
Addendum)
Basic monthly standard service cost to elevator
Elevator phone line service
Replacement of light bulbs and service to light fixtures, as needed.


AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

STANDARD INDUSTRIAL/COMMERCIAL SINGLE TENANT LEASE GROSS

(DO NOT USE THIS FORM FOR MULTI TENANT BUILDINGS)

1.Basic Provisions ("Basic Provisions")
  1.1 Parties: This Lease ("Lease"), dated for reference purposes only, January 1, 2004 is made by and between Kinslow Investments, LLC ("Lessor")and Sonoma National Bank ("Lessee"),
  (collectively the "Parties," or individually a "Party").


  1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 801 Fourth Street, Santa Rosa located in the County of Sonoma, State of California and generally described as (describe briefly the nature of the property and, if applicable, the "Project", if the property is located within a Project) Approximately 9,300 s.f., 2-story building with all grounds and parking, plus a separate sublease (attached) of the adjacent parking lot known as 818 Fifth Street; APN009-054-034.("Premises"). (See also Paragraph 2).

  1.3 Term: Six(6)years and Zero(0 months ("Original Term") commencing January 1, 2004("Commencement Date") and ending December 31, 2009 ("Expiration Date"). (See also Paragraph 3)


  1.4 Early Possession: tenant is in prior possession ("Early Possession Date"). (See also Paragraphs 3.2 and 3.3)

  1.5 Base Rent: For 801 Fourth Street Is, $18,900 per month ("Base Rent"), payable on the First day of each month commencing 1st Month.(See also Paragraph 4)


 There are provisions in this Lease for the Base Rent to be adjusted and/or for common area maintenance charges.


  1.6 Base Rent Paid Upon Execution: $18,900 as Base Rent for the period January 2004.
  1.7 Security Deposit: None("Security Deposit"). (See also Paragraph 5)


  1.8 Agreed Use: Financial institution, offices, and related activities. (See also Paragraph 6)


  1.9 Insuring Party: Lessor is the "Insuring Party". The Annual "Base
      Premium" is $     .(See also Paragraph 8)


  1.10 Real Estate Brokers: (See also Paragraph 15)

       (a) Representation: The following real estate brokers
           (collectively, the "Brokers") and brokerage relationships exist in this transaction Keeqan & Coppin Company, Inc. represents
Lessor
           exclusively("Lessor's Broker");

      (b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement (or if there is no such agreement, the sum of as per separate agreement % of the total Base Rent for the brokerage services rendered by said Broker). See fee amount as specified In the Lease Addendum, Item 10.


  1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by Sonoma National Bank ("Guarantor"). (See also Paragraph 37)


  1.12 Addenda and Exhibits. Attached hereto is an Addendum or Addenda consisting of Paragraphs 1 through 12 and Exhibits A-H all of which constitute a part of this Lease.


Note: This Lease is also subject to the attached Parking Lot Lease for 818 Fifth Street, Santa Rosa.


2. Premises.
   2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.
   2.2 Condition. Lessor shall deliver the Premises broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements of the building, in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the surface and structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "Building") shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If, after the Start Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within (i)six(6) months as to the HVAC systems or (ii)thirty(30) days as to the remaining systems and other elements of the Building, correction of such non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense, except for the roof, foundations, and bearing walls which are handled as provided in Paragraph 7.

   2.3 Compliance. Lessor warrants that the improvements on the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("Applicable Requirements") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e)below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("Capital Expenditure"), Lessor and Lessee Shall allocate the cost of such work as follows:


       (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however, that if such Capital Expenditure is required during the last two(2)years of this Lease and the cost thereof exceeds six(6)months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten(10)days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six(6)months' Base Rent.
           If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety(90)days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.


       (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety(90)days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such cost have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty(30)days written notice to
Lessor.


       (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.


       2.4 Acknowledgements. Lessee acknowledges that:(a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c)neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (b)it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.


       2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.


3. Term.
   3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.


   3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.


   3.3 Delay In Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty(60)days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty(60)day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten(10)day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four(4)months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.


   3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.


4. Rent.

   4.1 Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").


   4.2 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one(1)full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement
       of any check so stating.


5.Security Deposit. Not Applicable

6.Use.


   6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, or is not significantly more burdensome to the Premises. If Lessor elects to withhold consent Lessor shall within five(5)business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.


   6.2 Hazardous Substances.
      (a) [Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (1)potentially injurious to the public health, safety or welfare, the environment or the Premises,(ii)regulated or monitored by any governmental authority, or (iii)a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements, "Reportable Use" shall mean (i)the installation or use of any above or below ground storage tank,(ii)the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii)the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.


       (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.


       (c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

       (d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.


       (e) Lessor Indemnification. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.


       (f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (including alterations) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.


       (g) Lessor Termination Option. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either(i)investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or(ii)if the estimated cost to remediate such condition exceeds twelve(12)times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within thirty(30)days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty(60)days following the date of such notice, In the event Lessor elects to give a termination notice, Lessee may, within ten(10)days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve(12)times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty(30)days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.


   6.3 Lessee's Compliance with Applicable Requirements, Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten(10)days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.


   6.4 Inspection; Compliance. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.



7. Maintenance; Repairs, Utility Installations; Trade Fixtures and
   Alterations.


   7.1 Lessee's Obligations.
       (a) In General. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage and Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air condi-tioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), ceilings, floors, windows, doors, skylights, land-scaping, driveways, parking lots, fences, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee is also responsible for keeping the roof and roof drainage clean and free of debris. Lessor shall keep the surface and structural elements of the roof, foundations, and bearing walls in good repair (see Paragraph 7.2). Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary, to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep, the exterior appearance of the Building in a first-class condition (including, e.g., graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.


   (b) Service Contracts. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements ("Basic Elements"), if any, it and when installed on the Premises:(i)HVAC equipment, (ii)boiler and pressure vessels,
       (iii)fire extinguishing systems, including fire alarm and/or smoke detection,(iv)landscaping and irrigation systems, (v)driveways and parking lots, (vi)clarifiers, (vii)basic utility feed to the perimeter of the Building, and (viii)any other equipment, if reasonably required by Lessor (including the monthly elevator service).


   (c) Replacement. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.


   7.2 Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and
       Building Code), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee, except for the surface and structural elements of the roof, foundations and bearing walls, the repair of which shall be the responsibility of Lessor upon receipt of written notice that such a repair is necessary. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.


   7.3 Utility Installations; Trade Fixtures; Alterations,

      (a) Definitions; Consent Required. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems and signs, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 in the aggregate or $10,000 in any one year,

       (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's:(i)acquiring all applicable governmental permits,(ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month's Base Rent, or $10,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.


       (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or material men's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten(10)days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

   7.4 Ownership; Removal; Surrender; and Restoration.
       (a) Ownership. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

       (b) Removal. By delivery to Lessee of written notice from Lessor not earlier than ninety(90)and not later than thirty(30)days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

       (c) Surrender/Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. Insurance; Indemnity.

   8.1 Payment of Premium Increases
       (a) Lessee shall pay to Lessor any insurance cost increase ('Insurance Cost Increase') occurring during the term of this Lease. "Insurance Cost Increase" is defined as any increase in the actual cost of the insurance required under Paragraphs 8.2(b), 8.3(a) and 8.3(b)("Required Insurance"), over and above the Base Premium as hereinafter defined calculated on an annual basis. "Insurance Cost Increase" shall include but not be limited to increases resulting from the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of mortgage or deed of trust covering the Premises, increased valuation of the Premises and/or a premium rate increase. The Parties are encouraged to fill in the Base Premium in Paragraph 1.9 with a reasonable premium for the Required Insurance based on the Agreed Use of the Premises. If the Parties fail to insert a dollar amount in Paragraph 1.9, then the Base Premium shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the commencement of the Original Term for the Agreed Use of the Premises. In no event, however, shall Lessee be responsible for any portion of the increase in the premium cost attributable to liability insurance carried by Lessor under Paragraph 8.1 (b) in excess of $2,000,000 per occurrence.

       (b) Lessee shall pay any such Insurance Cost Increase to Lessor within thirty(30)days after receipt by Lessee of a copy of the premium statement or other reasonable evidence of the amount due.

       If the insurance policies maintained hereunder cover other property besides the Premises, Lessor shall also deliver to Lessee a statement of the amount of such Insurance Cost Increase attributable only to the Premises showing in reasonable detail the manner in which such amount was computed. Premiums for policy periods commencing prior to, or extending beyond the term of this Lease, shall be prorated to correspond to the term of this Lease.

   8.2 Liability Insurance.
       (a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per Occurrence with an "Additional Insured Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and shall be considered excess insurance only.

       (b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be
       named as an additional insured therein.
  8.3  Property Insurance  Building, Improvements and Rental Value.
       (a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender or included in the Base Premium), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or, policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S, Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

       (b) Rental Value. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one
       (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve(12)month period.

       (c) Adjacent Premises. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

   8.4 Lessee's Property/Business Interruption Insurance.
       (a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Instal-lations. Lessee shall provide Lessor with written evidence that such insurance is in force.

       (b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

       (c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

   8.5 Insurance Policies. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" Of at least B+, V, as set forth in the most current issue of "Best's' Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty(30)days prior written notice to Lessor. Lessee shall, at least thirty(30)days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

   8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

   8.7 Indemnity. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

   8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9. Damage or Destruction.

   9.1 Definitions.
       (a)"Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations, Utility Installations and Trade Fixtures, which can reasonably be repaired in six(6)months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty(30)days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

       (b)"Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six(6)months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty
        (30)days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

       (c)"Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

       (d)"Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation,

       (e)"Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

   9.2 Partial Damage Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten(10)days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten(10)day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten(10)days thereafter to:(i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect; or (ii) have this Lease terminate thirty(30)days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

   9.3 Partial Damage-Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either:(i)repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty(30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty(60)days following
       the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten(10)days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty(30)days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

   9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty


       (60)days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

   9.5 Damage Near End of Term. If at any time during the last six(6) months of this Lease there is damage for which the cost to repair exceeds one(1)month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty(60)days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty(30)days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by,(a)exercising such option and (b)providing Lessor with any shortage in insurance proceeds(or adequate assurance thereof) needed to make the repairs on or before the earlier of(i)the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii)the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished,

   9.6 Abatement of Rent; Lessee's Remedies.
       (a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance.

       All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

       (b)Remedies. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety(90)days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty(60)days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty(30)days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty(30)days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

   9.7 Termination Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

   9.8 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.


10.Real Property Taxes. Current base tax bill 2003/2004 is,$17,767.62 per year.

  10.1 Definition of "Real Property Taxes." As used herein, the term
       "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including, but not limited to, a change in the ownership of the Premises.

  10.2 (a)Payment of Taxes. Lessor shall pay the Real Property Taxes applicable to the Premises provided, however, that Lessee shall pay to Lessor the amount, if any, by which Real Property Taxes applicable to the Premises increase over the fiscal tax year during which the Commencement Date occurs ("Tax Increase"). Subject to Paragraph 10.2(b), payment of any such Tax Increase shall be made by Lessee to Lessor within thirty(30)days after receipt of Lessor's written statement setting forth the amount due and the computation thereof. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect,
       (b)Advance Payment. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current
       Real Property Taxes, and require that the Tax Increase be paid in advance to Lessor by Lessee, either: (i)in a lump sum amount equal to the amount due, at least twenty(20)days prior to the applicable delinquency date; or (ii)monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance,
       the monthly payment shall be an amount equal to the amount of the estimated installment of the Tax Increase divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable Tax Increase is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable Tax Increase. If the amount collected by Lessor is insufficient to pay the Tax Increase when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All monies paid to Lessor under this Paragraph may be intermingled with other monies of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, at the option of Lessor, be treated as an additional Security Deposit.

       (c) Additional Improvements. Notwithstanding anything to the contrary in this Paragraph 10.2, Lessee shall pay to Lessor upon demand, therefor the entirety Of any increase in Real Property Taxes assessed by reason of Alterations or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

  10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Tax Increase for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

  10.4 Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten(10)days after receipt of a written statement.

11.Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.Assignment and Subletting.

  12.1 Lessor's Consent Required.
       (a)Lessee shall not voluntarily or by operation of law assign,

       transfer, mortgage or encumber (collectively,"assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

       (b)A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of twenty-five percent(25%)or more of the voting control of Lessee shall constitute a change in control for this purpose.

       (c)The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than twenty five percent (25%)of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "Net Worth of Lessee" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

       (d)An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 1 3.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii)upon thirty(30)days written notice, increase the monthly Base Rent to one hundred ten percent(110%)of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i)the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent(110%)of the price previously in effect, and (ii)all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to one hundred ten percent(110%)of the scheduled adjusted rent.

       (e)Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

  12.2 Terms and Conditions Applicable to Assignment and Subletting.
       (a)Regardless of Lessor's consent, any assignment or subletting shall not:(i)be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease;(ii)release Lessee of any obligations hereunder; or(iii) after the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

       (b)Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

       (c)Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

       (d)In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or subleasee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

       (e)Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or subleasee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $ 1,000 or ten percent(10%)of the current monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

       (f)Any assignee of, or subleasee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

  12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:
       (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

       (b)In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

       (c)Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

       (d)No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

       (e)Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.Default; Breach; Remedies.

  13.1 Default; Breach. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:
       (a)The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, and/or Security Deposit or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

       (b)The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three(3) business days following written notice to Lessee.

       (c)The failure by Lessee to provide (i)reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) a Estoppel Certificate, (v) a requested subordination, (vi)evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten(10) days following written notice to Lessee.

       (d)A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty
       (30)days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty(30)days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty
       (30)day period and thereafter diligently prosecutes such cure to completion.

       (e)The occurrence of any of the following events: (i)the making of any general arrangement or assignment for the benefit of creditors;
       (ii)becoming a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto(unless, in the case of a petition filed against Lessee, the same is dismissed within sixty(60)days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty(30)days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty(30)days; provided, however, in the event that any provision of this subparagraph 13.1 (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

       (f)The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

       (g)If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor; (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing; (iv) a Guarantor's refusal to honor the guaranty; or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty(60)days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

  13.2 Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within ten(10)days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including, but not limited to, the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor May have by reason of such Breach:
       (a)Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee:(i)the unpaid Rent which had been earned at the time of termination; (ii)the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii)the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv)any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision
       (iii)of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent(1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In Such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

       (b)Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

       (c)Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

  13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

  13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five(5)days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to ten percent(10%)of each such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three
       (3)consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

  13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty(30)days following the date on which it was due for non scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty first(31st)day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent(4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

  13.6 Breach by Lessor.
       (a)Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty
       (30)days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty(30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty
       (30)day period and thereafter diligently pursued to completion.

       (b)Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within thirty(30)days after receipt of said written notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.


14.Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If move than ten percent(10%)of any building portion of the premises, or more than twenty-five percent (25%)of the land area portion of the premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten(10)days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten(10)days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.  Brokers' Fee.

  15.1 Additional Commission. In addition to the payments owed pursuant to Paragraph 1.10 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that: (a)if Lessee exercises any Option; (b)if Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located; (c)if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease; or (d)if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

  15.2 Assumption of Obligations. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Each Broker shall be a third party beneficiary of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to a Broker any amounts due as and for commissions pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker May send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within ten(10)days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker.

  15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.Estoppel Certificates.
       (a)Each Party (as " Responding Party") shall within ten(10)days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Estoppel Certificate" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

       (b)If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i)the Lease is in full force and effect without modification except as may be represented by the Requesting Party; (ii)there are no uncured defaults in the Requesting Party's performance; and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

       (c)If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee's financial statements for the past three(3)years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17.Definition of Lessor. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as herein above defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18.Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19.Days .Unless otherwise specifically indicated to the contrary, the word
   "days" as used in this Lease shall mean and refer to calendar days.

20.Limitation on Liability. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this
   Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21.Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22.No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.Notices.

   23.1Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

  23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight(48)hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four(24)hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24.Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25.Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26.No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent(150%)of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27.Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.


29.Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives', successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.Subordination; Attornment; Non-Disturbance.

  30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

  30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii)be subject to any offsets or defenses which Lessee might have against any prior lessor; or (iii)be bound by prepayment of more than one(1)month's rent.

  30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty(60)days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty(60)days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

  30.4 Self Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination attornment and/or Non-Disturbance Agreement provided for herein.

31.Attorneys' Fees. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32.Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "For Sale" signs and Lessor may during the last six(6)months of the term hereof place on the Premises any ordinary "For Lease" signs. Lessee may at any time place on or about the Premises any ordinary "For Sublease" sign.

33.Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34.Signs. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35.Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten(10)days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.Consents. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten(10)business days following such request.

37.Guarantor.

  37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

  37.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty,
       (b)current financial statements,(c)a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38.Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.Options.

  39.1 Definition. "Option" shall mean:(a)the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

  39.2 Options Personal To Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

  39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

  39.4 Effect of Default on Options.
       (a)Lessee shall have no right to exercise an Option:(i)during the period commencing with the giving of any notice of Default and continuing until said Default is cured; (ii)during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee); (iii)during the time Lessee is in Breach of this Lease; or (iv)in the event that Lessee has been given three(3)or more notices of separate Default, whether or not the Defaults are cured, during the twelve(12)month period immediately preceding the exercise of the Option.

       (b)The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

       (c)An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term,(i)Lessee fails to pay Rent for a period of thirty(30)days after such Rent becomes due (without any necessity of Lessor to give notice thereof),(ii)Lessor gives to Lessee three(3)or more notices of separate Default during any twelve(12)month period, whether or not the Defaults are cured, or (iii)if Lessee commits a Breach of this Lease.

40.Multiple Buildings. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41.Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42.Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43.Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44.Authority. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty(30)days after request, deliver to the other party satisfactory evidence of such authority.

45.Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten Provisions shall be controlled by the typewritten or handwritten provisions.

46.Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47.Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48.Multiple Parties. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49.Mediation and Arbitration of Disputes. An Addendum requiring the
   Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease is attached to this Lease.


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION, NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
   LEASE.
2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED
   TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.

Note: In addition to the Lease for 801 Fourth 5troot, this Lease is subject to the Sublease of a portion of 8l8 Fifth 5trect; APN 009-054-054, known as the Parking Lot Lease attached hereto.

The Parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: Santa Rosa, California on 12/17/2003.

Kinslow Investments, LLC by Jinx Kinslow Longerbeam - Manager

By: Constance V. Kinslow  Manager
Address: P.O. Box 3636, Santa Rosa, CA 95402
Telephone: (707) 292-1752
Facsimile: (707) 763-2165
Federal ID No. 68-0420810

Executed at: Santa Rosa, California on: 12/18/03 by LESSEE: Sonoma National Bank, as authorized by the Board of Directors
By:  Deborah Meekins President.
Telephone: (707) 579-2265
Facsimile: (707) 569-7636
Federal ID No. 68-0044810

NOTE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION,
700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777. Fax No. (213) 687-8616







                          ADDENDUM TO LEASE
                           BY AND BETWEEN
        SONOMA NATIONAL BANK, LESSEE & KINSLOW INVESTMENTS, LLC, LESSOR
                  FOR THE PROPERTY GENERALLY KNOWN AS:
                   801 4TH STREET, SANTA ROSA,
           PLUS THE SEPARATE SUBLEASE OF THE ADJACENT PROPERTY
            UNDER THE SEPARATE OWNERSHIP OF CLEM CARINALLI,
            OWNER OF 818 5TH STREET, SANTA ROSA, APN 009-054-034

The following is an Addendum to the attached the separate Lease for the building plus the Parking Lot Lease.

SECTION A (801 FOURTH STREET): In the event of any conflicting terms, this Addendum shall supercede the terms and conditions of the attached 12 page Lease.

1.Building Lease Premises: Is for 801 4th Street, being approximately
  9,300 square feet 2 story building, being the entire premises on Assessor Parcel Number 009-054-031, which is leased and occupied by Sonoma National Bank.

The parties acknowledge that since Tenant is in prior possession of the premises, therefore other than as modified and specified herein, the Tenant has accepted and is in possession of the premises. Both parties verify and accept the size and configuration of the building improvements, land and parking area, and the rent is based upon the overall site and not solely on the gross building area.

2. Lease Extension Term & Lease Commencement The Building Lease for 801 Fourth Street property is for six(6)years, plus two(2) five(5)year options to extend at the term as specified below; with the new Lease to commence January 1, 2004 and expiring December 31, 2009.

3. Building Premises Base Rent - for 801 Fourth Street: The base rent for the six(6)year lease is to be ($18,900) Eighteen Thousand Nine Hundred Dollars per month with rent commencing January 1, 2004. This rent schedule is to be effective as of January 1, 2004.

4. Rental Adjustments for 801 4th Street: During the initial six(6)year lease term and the first five(5)year extension and commencing the first month of the 2nd lease year, the base rent is to increase each year by a minimum of (2%)two percent and a maximum of four percent(4%)per year with increases as determined and adjusted by the Bay Area Consumer Price Index adjustment compounded annually during the six(6)year lease term and during the first five(5)year option extension (Years 7-11). See Exhibit G regarding the First Option to Extend. In order for Lessee to extend the 1st option for the lease for 801 Fourth Street (building), Lessee must also extend the lease for the parking lot at 818 Fifth Street at the rent schedule as specified.

801 Fourth Street Minimum Rent Schedule (subject to actual annual CPI adjustments)

Term                                Minimum Rent
1/1/2004 - 12/31/2004                 $18,900.00 per month
1/1/2005 - 12/31/2005                 $19,278.00 per month
1/1/2006 - 12/31/2006                 $19,663.56 per month
1/1/2007 - 12/31/2007                 $20,056.83 per month
1/1/2008 - 12/31/2008                 $20,457.97 per month
1/1/2009 - 12/31/2009                 $20,867.13 per month


First Option
1/1/2010 - 12/31/2010                 $21,284.47 per month
1/1/2011 - 12/31/2011                 $21,710.16 per month
1/1/2012 - 12/31/2012                 $22,144.36 per month
1/1/2013 - 12/31/2013                 $22,587.25 per month
1/1/2014 - 12/31/2014                 $23,039.00 per month


5. New Base Rent Determination for the Second Five(5)Year Option/ Extension Period (Years 12-16.) See Exhibit H The base rent at the beginning of the second five(5)year extension period is to be re-established and agreed upon between the parties within six(6)months prior to the lease expiration date with time being of the essence. The rent for the 1st year of the 2nd extension is subject to mutual agreement and re-establishment at that time under the terms as follows:

   If after good faith negotiations in an attempt to agree upon the new rent for the extended term, if the parties are unable to agree on the new base rent, which should be as per the then the market rent, the rent for the 1st year of the 2nd option shall then be determined and re-established by utilizing mutually agreeable standard arbitration provisions as follows; the parties shall each select and pay for the cost to engage their own independent qualified commercial property appraiser in order to present the market rent determination. If the two
   (2)selected appraisals vary by more than seven percent(7%), then the two appraisers shall select a 3rd qualified commercial appraiser who shall designate and determine the new base rent for the first year of the second extension period. The parties agree to be bound by the final market rent determined by the result of the 3rd appraiser's determination, and each party shall pay fifty percent(50%)of the cost of the 3rd selected appraiser.


   Annual Adjustments During the 2nd Option: Once the rent has been established for the 1st year of the 2nd option term, then the Base rent, is thereafter to increase by a minimum of two percent(2%)and a maximum of six percent(6%)per year as per the CPI adjustment thereafter.

6.Lease Term Operating Expenses of 801 4th Street Premises:

A. Landlord: During the building lease term, Landlord is to pay: for the current base year(2003/2004) cost of the real estate taxes/assessment, base year cost of building hazard insurance for Owner's improvements, the cost to maintain the elevator in working condition, all roof maintenance and repairs to roof. Regarding the elevator, Landlord shall not be required to replace the elevator or upgrade to comply with current code.

B. Lessee: Lessee shall maintain the inside and outside of the premises, pay all utilities, parking lot and landscape maintenance. Commencing on the beginning of the 2nd lease year and each year thereafter, Lessee shall reimburse Landlord for the cost of the annual increases to the base year operating costs of: building hazard insurance of Landlord, and real estate taxes & assessments after the base year. With respect to taxes and assessments, during the initial lease term and the first five(5)year extension only, and only in the event of a sale or transfer of the property, Lessee shall not be responsible for the increases in the cost of real estate tax assessment due solely to a sale or transfer of the property ownership and subsequent reassessment due to a sale, which cost shall be Landlords' cost during the first option period otherwise Lessee shall pay for the cost of all increases to the real estate taxes and assessments.

   Beginning with the second five(5)year option/ extension, Lessee shall pay for all real estate tax increases due to reassessment as may be due or as may be increased for any reason whatsoever. This provision of tax limitation due to a sale shall expire and shall not apply and shall have no effect during the second option extension.



C. Lessee's Cost Obligation for Maintenance of the Premises: During the lease term and extensions, Lessee is to, be responsible for all other interior and exterior maintenance costs to the interior and exterior of the premises, including, but not limited to: standard HVAC service maintenance and payment of contract, landscape and irrigation maintenance, all utilities, interior & exterior janitorial, painting, glass cleaning, and replacement and painting as may be needed.

D. Conditions to Provision 7 of the Lease for the term of the Lease and extensions, and at no cost to Lessee, Lessor shall maintain the good operation and condition of the roof, structural components of the building structure and elevator repairs. All other aspects of maintenance shall be borne by Lessee unless as otherwise specified, and since Lessee is in prior possession of the premises, Lessee has accepted all conditions of the premises subject to Landlord's completion of the items on Exhibit C.

7. Tenant Improvement Allowance: In consideration for Sonoma National Bank extending the Lease and in addition to the items listed on Exhibit C, Lessor is to provide Tenant with a one time payment for a tenant improvement allowance, to be used by tenant for improvements to the premises, with payment in the amount of ($20,000) Twenty Thousand Dollars. Said payment shall be paid to Tenant by Landlord within ninety
   (90)days of lease commencement date.

8.Landlord's Repairs: As a condition of the Lease, Landlord shall satisfy the condition to perform the repairs and modifications to the premises for specific materials, repairs, or improvements as described in Exhibit C attached.


SECTION B.

818 5th Street Parking Lot Lease: Regarding the separate Sublease for the separate property being a parking lot land area to the north of the building at 818 5th Street, the Sublease rent payments for the parking lot are due and payable to Landlord herein in addition to the above base rent specified on Page 1 /Section 1.6 of the Lease of 801 Fourth Street and as per the separate Parking Lot Sublease agreement attached hereto. As a condition to this Lease for 801 Fourth Street, Sonoma National Bank hereby concurrently subleases from Kinslow Investments, LLC, the Sublease of the Parking Lot Lease, which agreement exists between Kinslow (Master Lessee) and Carinalli (Landlord/Lessor of the parking lot (see Exhibit 2).

A. Parking Lot Rent: For the first twelve(12)months of the new lease January 1, 2004-December 31, 2004); the parking lot rent shall be ($2,260) Two Thousand Two Hundred Sixty Dollars per month for 25 parking spaces, which amount is due in addition to the above base rent and as rent for the use of all three (3)rows of parking spaces being spaces marked on the Exhibit as spaces 24-48.

B. Second Year, Rent: Commencing the 2nd Sublease year January 1, 2005-December 31, 2005) through the remainder of the Sublease term, the Tenant (SNB) shall be obligated to Sublease only a specific portion of the parking area being the 18 spaces being spaces 33-48 on the parking lot exhibit. The 2nd year base rent shall be ($1,800) One Thousand Eight Hundred Dollars per month for the second lease year, and beginning the 2nd year, the Tenant shall vacate and cease use of the easterly nine(9)spaces being numbers 24-32.

C. Third Year Rent: Commencing the 3rd lease year and each year thereafter, the annual rent for the parking spaces 33-48 shall increase by five percent(5%)per year compounded annually (see rent schedule on Lease Summary) (as, stipulated in the Parking Lot Lease) for the remainder of the six(6)year term plus the remainder of the Parking Lot Lease (the dates are subject to Kinslow and Carinalli adjusting the date of the Parking Lot Lease to coincide with the building lease date). The Sublease between Sonoma National Bank and Kinslow, LLC is subject to the Master Lease between Kinslow and Carinalli. At the expiration of the Master Land Lease between Carinalli and Kinslow Investments, LLC, the Sublessee, Sonoma National Bank shall have no further right or obligation under the Sublease referred to herein.

D. Operating Expenses: In addition to the rent schedule as specified, Sublessee shall pay directly or reimburse Master Lessee for the operating expenses and real estate taxes for the subject parcel.

E. Parking Lot Rent Schedule for 818 Fifth Street
1/1/2004 - 12/31/2004    $2,260 per month
1/1/2005 - 12/31/2005    $1,800 per month
1/1/2006 - 12/31/2006    $1,890 per month
1/1/2007 - 12/31/2007    $1,985 per month
1/1/2008 - 12/31/2008    $2,084 per month
1/1/2009 - 12/31/2009    $2,188 per month

Option Period Schedule:
1/1/2010 - 12/31/2010    $2,298 per month
1/1/2011 - 12/31/2011    $2,413 per month
1/1/2012 - 12/31/2012    $2,533 per month
1/1/2013 - 12/31/2013    $2,660 per month
1/1/2014 - 12/31/2014    $2,793 per month

Real Estate Brokerage Representation Disclosure: All parties acknowledge and agree that Keegan Coppin Company, Inc., is the sole Broker herein for this transaction solely representing the Lessor; and that James B. Keegan, Jr., is Broker for Keegan & Coppin Company, Inc., as well as a board member with Lessee, Sonoma National Bank (see Real Estate Disclosure attached).

The parties also acknowledge and approve that Jinx Kinslow Longerbeam manages the property ownership and is a licensed real estate agent.


Lessor agrees to pay to Keegan & Coppin Company, Inc., a lease negotiation fee in the amount of ($18,900) Eighteen Thousand Nine Hundred Dollars within thirty(30)days of lease commencement date. The amount specified is the total amount of the commission due for this transaction.

11.Property Insurance: Lessor shall be the insuring party for the real estate and Landlord's improvements, and Lessee shall reimburse Lessor for the reasonable cost of all increases over the base year insurance premium cost. Lessee shall also maintain the interior of the premises in conformance with City of Santa Rosa Fire Department requirements and Lessee shall copy Lessor with any Fire Inspection Compliance Reports, as obtained by Lessee.

12. The following Exhibits and Addenda are made part of this Lease:

Exhibit A:    Parcel of 801 Fourth Street and 818 Fifth Street
Exhibit B:    Parking Lot description for 818 Fifth Street
Exhibit C:    Landlord's Improvements
Exhibit D:    Master Land Lease and Addendum for 818 Fifth Street parcel
Exhibit E:    Standard Lease Disclosure Addendum
Exhibit F:    Arbitration of Disputes for Lease Provision
Exhibit G:    First Option to Extend
Exhibit H:    Second Option to Extend

                              ACCEPTANCE
Landlord
Kinslow Investments, LLC

By: Constance V. Kinslow  Mgr.
Date:12/17/2003
Jinx Kinslow Longerbeam Manager
12/17/2003

Tenant
Sonoma National Bank (as authorized)

By: Deborah A. Meekins
Date: 12/18/2003






                                   EXHIBIT C
                                BY AND BETWEEN
                             SONOMA NATIONAL BANK
                                     AND
                           KINSLOW INVESTMENTS, LLC
                                     FOR
                          801 4TH STREET, SANTA ROSA

Property Repair. Landlord to complete the following items within a reasonable time after lease commencement. Regarding Item 1-5, once completed the future maintenance shall be part of the Tenant's obligations.

A.

 1.Repair or replace the emergency exit door downstairs to exterior of building.

 2.Replace upstairs light fixtures and light bulbs and deliver in good working order.

 3.Portions of Stucco on the exterior of building, remove existing green tiles, replace with colored stucco, and paint that portion to match as needed.

 4.First floor wall on north side of building, repair exterior water leak on the north side of the building, correct any pest infestation damage or dry rot, repair wall, and deliver in good condition.

 5.Repair the interior leak at the window and exterior planter box at northwest side of building, and deliver in good condition.


B. Elevator Maintenance: Landlord is to deliver the elevator in working condition and for the term of the Lease, Landlord shall be responsible for the cost of repairs in order to maintain the elevator in working condition at no cost to Tenant.

   Tenant shall be responsible to maintain the monthly elevator service
   Contract.

                               ACCEPTANCE

Landlord
Kinslow investments, LLC

By: Constance V. Kinslow
Date: 12/17/2003
Jinx Kinslow Longerbeam Mgr.
12/17/2003


Tenant
Sonoma National Bank,
By: Deborah A. Meekins
Date: 12/18/2003




COMMERCIAL LEASE AND DEPOSIT RECEIPT

RECEIVED FROM Sonoma National Bank AND FISHER KINSLOW, JR. hereinafter referred to as LESSEE,
Rent for the period from 04/01/96  to  04/30/96    $1650.00

In the event that this lease is not accepted by the Lessor within 1 days, the total deposit received shall be refunded.
Lessee hereby offers to lease from Lessor the premises situated In the City of SANTA ROSA County of SONOMA State of CA described as EXISTING PARKING LOT ON VACANT LAND LOCATED AT 818 FIRTH STREET, AP #009-054-034 upon the following TERMS and CONDITIONS;

1. TERM: The term hereof shall commence on April 1, 1996, and expire on August 31, 2004.
2. RENT: The total rent shall be payable as follows: rent paid monthly in advance per LEASE ADDENDUM #1 attached. All rents shall be paid to Owner or his authorized agent, at the following address: 520 Mendocino Avenue, #250, Santa Rosa, CA 95401 or at such other places as may be designated by Owner from time to time. In the event rent is not paid within 10 days after due date, Tenant agrees to pay a late charge of $100 plus interest. Tenant agrees to pay $15.00 for each dishonored bank check. The late charge period is not a grace period, and Owner is entitled to make written demand for any rent if not paid when due. Any unpaid balances remaining after termination of occupancy are subject to 1-1/2% interest per month or the maximum rate allowed by law.
3. USE: The premises are to be used for the operation of Parking Lot for Motor Vehicles, and for no other purpose, without prior written consent of Lessor.
4. USES PROHIBITED: Lessee shall not use any portion of the premises for Purposes other than those specified hereinabove, and no use shall be made or permitted to be made upon the premises, nor acts done, which will increase the existing rate of insurance upon the property, or cause cancellation of insurance policies covering said property.
   Lessee shall not conduct or permit any sale by auction on the premises.
5. ASSIGNMENT AND SUBLETTING:  Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment of subletting without consent shall be void and, at the option of the Lessor, may terminate the lease.
6. ORDINANCES AND STATUTES: Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereinafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.  The commencement or pendency of any state or federal court abatement, proceeding affecting the use of the premises shall, at the option of the Lessor be deemed a breach hereof.
7. MAINTENANCE, REPAIRS, ALTERATIONS: Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition. Lessee shall be responsible for all repairs required. Lessee shall also maintain in good condition such portions adjacent to the premises, such as sidewalks, driveways, lawns and shrubbery. No im-provement or alteration of the premises shall be made without the prior written consent of the Lessor.  Prior to the commencement of any substantial repair, improvement, or alteration, Lessee shall give Lessor at least two (2) days written notice in order that Lessor may post appropriate notices to avoid any liability for liens. Lessee shall not commit any waste upon the premises, or any nuisance or act which may disturb the quiet enjoyment of any tenant.
8. ENTRY AND INSPECTION:  Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit
   Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual "To Let" or "For
   Lease" signs, and permit persons desiring to lease the same to
   Inspect the premises thereafter.
9. INDEMNIFICATION OF LESSOR:  Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.
10.POSSESSION: If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but, Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not deliverer within days of the commencement of the term hereof.
11.LESSEE'S INSURANCE: Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and pro-
   perty damage insuring Lessee and Lessor with minimum coverage as follows: $1,000,000.00 per occurrence. Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The policy shall require ten(10)day's written notice to Lessor prior to cancellation or material change of coverage.
12.LESSOR'S INSURANCE: Lessor shall maintain hazard insurance covering one hundred percent replacement cost of the improvements throughout the lease term. Lessor's Insurance will not insure Lessee's personal property or leasehold improvements.
13.SUBROGATION: To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.
14.UTILITIES: Lessee agrees that he shall be responsible for the payment of all utilities, including water, gas, electricity, heat and other services delivered to the Premises.
15.SIGNS: ANY CITY APPROVED SIGNS
16.ABANDONMENT OF PREMISES: Lessee shall not vacate or abandon the premises at any time during the term hereof, and if Lessee shall abandon or vacate the premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee left upon the premises shall be deemed to be abandoned, at the option of Lessor.
17.CONDEMNATION: If any part of the premises shall be taken or condemned for public use, and a part thereof remains which is susceptible of occupation hereunder, this lease shall, as to the part taken, terminate as of the date the condemnor acquires possession, and thereafter Lessee shall be required to pay such proportion of the rent for the remaining term as the value of the premises remaining bears to the total value of the premises at the date of condemnation; provided however, that Lessor may at his option, terminate this lease as of the date the condemnor acquires possession. In the event that the demised premises are condemned in whole, or that such portion is condemned that the remainder is not susceptible for use hereunder, this lease shall terminate upon the date upon which the condemnor acquires possession. All sums which may be payable on account of any condemnation shall belong to the Lessor, and Lessee shall not be entitled to any part thereof, provided however, that Lessee shall be entitled to retain any amount awarded to him for his trade fixtures or moving expenses.
18.TRADE FIXTURES: Any and all Improvements made to the premises during the term hereof shall belong to the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination hereof, remove all his trade fixtures, but shall repair or pay for all repairs necessary for damages to the premises occasioned by removal.
19.DESTRUCTION OF PREMISES: In the event of a partial destruction of the premises  during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty(60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party.
   In the event the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.
   In the event of any dispute between Lessor and Lessee with respect to the provisions hereof, the matter shall be settled by arbitration in such a manner as the parties may agree upon, or it they cannot agree, in accordance with the rules of the American Arbitration Association.
   INSOLVENCY: In the event a receiver is appointed to take over the business of Lessee, or in the event Lessee makes a general assignment for the benefit of creditors, or Lessee takes or suffers any action under any insolvency or bankruptcy act, the same shall constitute breach of this lease by Lessee.
20.REMEDIES OF OWNER ON DEFAULT: In the event of any breach of this lease by Lessee, Lessor may at his option, terminate the lease and recover from Lessee (a) the worth at the time of award of the unpaid rent which was earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and (d) any other amount necessary to compensate Lessor for all detriment proximately caused by Lessee's failure to perform his obligations under the lease or which in the ordinary course of things would be likely to result therefrom.
   Lessor may, in the alternative, continue this lease in effect, as long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all his rights and remedies under the lease, including the right to recover the rent as it becomes due under the lease. If said breach of lease continues, Lessor may, at any time thereafter, elect to terminate the lease.
   Nothing contained herein shall be deemed to limit any other rights or remedies which Lessor may have.
21.SECURITY: The security deposit set forth above, if any, shall secure the performance of the Lessee's obligations hereunder. Lessor may, but shall not be obligated to apply all or portions of said deposit on account of Lessee's obligations hereunder. Any balance remaining upon termination shall be returned to Lessee. Lessee shall not have the right to apply the Security deposit in payment of the last month's rent.
22.DEPOSIT REFUNDS:  The balance of all deposits shall be refunded within two weeks from date possession is delivered to Owner or his authorized Agent, together with a statement showing any charges made against such deposits by Owner.
23.ATTORNEY'S FEES: In the event that Owner is required to employ an attorney to enforce the terms and conditions of this agreement or to recover possession of the premises from Tenant, Tenant shall pay to Owner a reasonable attorney's fee whether or not a legal action is filed or a judgement is obtained.
24.WAIVER: NO failure of Lessor to enforce any term hereof shall be deemed to be a waiver.
25.NOTICES: Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.
26.HOLDING OVER: Any holding over after the expiration of this lease, with the consent of Lessor, shall be construed as a month-to-month tenancy
   at a rental of  $      per month, otherwise in accordance with the
   terms hereof, as applicable.
27.TIME:  Time is of the essence of this lease.
28.HEIRS, ASSIGNS, SUCCESSORS: This lease is binding upon and inures to the benefit of the heirs, assigns and successors in Interest to the parties.
29., 30, and 31 deleted.
32.LESSOR'S LIABILITY: The term "Lessor," as used in this paragraph, shall mean only the owner of the real property or a Lessee's interest in a ground lease of the premises. In the event of any transfer of such title or Interest, the Lessor named herein (or the grantor in case of any subsequent transfers) shall be relieved of all liability related to Lessor's obligations to be performed after such transfer. Provided, however, that any funds in the hands of Lessor or Grantor at the time of such transfer shall be delivered to Grantee. Lessor's aforesaid obligations shall be binding upon Lessor's successors and assigns only during their respective periods of ownership.
33.ESTOPPEL CERTIFICATE:
  (a) Lessee shall at any time upon not less than ten(10)days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing [1] certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the amount of any security deposit, and the date to which the rent and other charges are paid in advance, if any and [2] acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer to the Premises.
   (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee [1] that this Lease is in full force and effect, without modification except as may be represented by Lessor, [2] that there are no uncured defaults in lessor's performance, and [3] that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.
   (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.
34.COMMON AREA EXPENSES: In the event the demised premises are situated in a shopping center or in a commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes and insurance for the common area.
35.ADDENDUM: An addendum, signed by the parties is attached. ADDENDUM #1 and #2.
ENTIRE AGREEMENT: The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The following Exhibits, if any, have been made a part of this lease before the parties' execution hereof: EXHIBIT "A".
The undersigned Lessee hereby acknowledges receipt of a copy hereof.

DATED: 4-32-96
Fisher Kinslow, Jr.    Lessee          Deborah A. Meekins, Pres.  Lessee
                                       Sonoma National Bank
                                       801 Fourth Street Santa Rosa
                                       (707) 579-2265             Phone
                            ACCEPTANCE
   The undersigned Lessor accepts the foregoing offer and agrees to lease the herein described premises on the terms and conditions herein
specified. The Lessor agrees to pay to         the Agent in this
transaction, the sum of $              DOLLARS) for services rendered and
authorizes Agent to deduct said sum from the deposit received from Tenant. This agreement shall not limit the rights of Agent provided for in any listing or other agreement which may be in effect between Owner and Agent. In the event Tenant shall purchase the property from Owner prior to the expiration of this lease, Owner Agrees to pay the Agent a sales commission
of          % of the sale price.

   The undersigned Lessor hereby acknowledges receipt of a copy hereof


                                                   DATED: 4/23/96

                           Clement C. Carinalli, CA4K RENTALS    Lessor
                           520 Mendocino Ave.  SANTA ROSA       Address
                           (707) 578-1302                         Phone




                             LEASE ADDENDUM  #1
                                  BETWEEN
                      CLEMENT C. CARINALLI, LESSOR
                                    AND
                    SONOMA NATIONAL BANK , LESSEE AND
                       FISHER KINSLOW, JR. LESSEE

A. PARKING LOT NET MONTHLY RENT SCHEDULE

BEGINNING NET MONTHLY RENT: 04-1-96 TO 08-31-96      $1650.00

THE NET MONTHLY RENTAL RATE WILL BE INCREASED ON SEPTEMBER 1, 1996
AND ANNUALLY THEREAFTER ON SEPTEMBER 1ST BY FOUR PERCENT (4%)PER ANNUM OVER THE PREVIOUS PERIOD MONTHLY NET RENTAL RATE.

B. OPTION BY FISHER KINSLOW, JR. TO RENEW PARKING LOT LEASE:

IF LESSEES ARE CURRENT ON ALL TERM OF THIS LEASE, FISHER KINSLOW, JR.,
 LESSEE BY GIVING SIX MONTHS WRITTEN NOTICE TO LESSOR MAY EXTEND THIS LEASE FOR A TEN YEAR TERM BEGINNING SEPTEMBER 1, 2004. DURING THE EXTENDED TERM THE BEGINNING MONTHLY NET RENT WILL BE $2500 AND
 WILL BE INCREASED ON SEPTEMBER 1, 2005 AND ANNUALLY THEREAFTER ON EACH SEPTEMBER 1ST BY FIVE PERCENT (5%) PER ANNUM OVER THE PREVIOUS YEARS MONTHLY NET RENTAL RATE.

C. LESSEES HAVE INSPECTED THE LEASED PREMISES AND AGREE TO TAKE POSSESSION OF THE LEASE PREMISES IN "AS IS" CONDITION AND DO WHATEVER REPAVING OR RESTRIPING LESSEES DESIRES AT THEIR OWN COST AND MAINTAIN THE SAME DURING THE ENTIRE LEASE TERM WITHOUT ANY CONTRIBUTION TOWARD
   MAINTENANCE OR IMPROVEMENTS FROM LESSOR.

D. LESSEES AGREE THAT EVERY ASPECT AND COST OF OPERATING THE LEASED PREMISES AS A PARKING LOT IS THEIR RESPONSIBILITY, INCLUDING BUT NOT LIMITED TO CLEANING, MAINTENANCE, SUPERVISION AND MANAGEMENT OF THE LEASED PREMISES AND COMPLIANCE WITH CURRENT AND FUTURE REGULATIONS.


LESSOR

CLEMENT C. CARINALLI

LESSEES:
DEBORAH A. MEEKINS
SONOMA NATIONAL BANK

LESSEE
FISHER KINSLOW, JR.


                          LEASE ADDENDUM  #2
                             BETWEEN
                   CLEMENT C. CARINALLI, LESSOR
                               AND
                   SONOMA NATIONAL BANK: LESSEE
                    FISHER KINSLOW, JR.:LESSEE

RIGHT OF FIRST REFUSAL TO ACQUIRE LEASED PROPERTY:

            Right of First Refusal. In the event Lessor desires to sell all or any portion of its interest in the leased premises, it shall first give Lessee written notice of its desire to do so and a written statement of the terms upon which it desires to sell that interest. Lessee shall then have a period of ten days in which to accept or reject that offer to sell the interest in the premises. If Lessee does not accept in writing the offer within that ten day period, Lessor shall be free to offer its interest in the premises for sale and to sell to any third person its interest in the premises on the identical terms offered to Lessee or in terms more favorable to Lessor and any buyer in such a sale shall take title to the premises free of any right by Lessee to purchase the premises. In the event Lessor receives an offer which it is willing to accept for the purchase of all or any Part of Lessor's interest in the premises without having first made an offer to the Lessee under the terms of this paragraph or at terms less favorable than those offered to Lessee, Lessor shall immediately notify Lessee of that offer and its terms and Lessee shall then have a period of ten days in which to accept those terms and purchase the property or any interest therein on the same terms as Lessor is willing to accept. The failure of the Lessee to make a written acceptance of that offer shall leave Lessor free to sell its interest in the premises or any part thereof on the terms provided in the notice. Any preemptive right Lessee has to purchase the premises shall not apply to a transfer by operation of law or to a transfer between Lessor and family members or a trust, partnership, or other entity which is controlled by or for the benefit of family members. "Family members" shall include only the Lessors and the issue of either.

EXHIBIT E
STANDARD LEASE DISCLOSURE ADDENDUM
801 4TH STREET, SANTA ROSA

Notice to Owners, Buyers and Tenants Regarding Hazardous Wastes or Substances and Underground Storage Tanks:
Comprehensive federal and state laws and regulations have been enacted in the last few years in an effort to develop controls over the use, storage, handling, cleanup, removal and disposal of hazardous wastes or substances. Some of these laws and regulations, such as, for example, the so-called "Super Fund Act", provide for broad liability schemes wherein an owner, tenant or other user of the property may be liable for cleanup costs and damages regardless of fault. Other laws and regulations set standards for the handling of asbestos or establish requirements for the use, modification, abandonment, or closing of underground storage tanks.

It is not practical or possible to list all such laws and regulations in this Notice. Therefore, lessors and lessees are urged to consult legal counsel to determine their respective rights and liabilities with respect to the issues described in this Notice as well as other aspects of the proposed transaction. If various materials that have been or may be in the future determined to be toxic, hazardous or undesirable, or are going to be used, stored, handled or disposed of on the property, or if the property has or may have underground storage tanks for storage of such hazardous materials, or that such materials maybe in the equipment, improvements or soil, it is essential that legal and technical advice be obtained to determine, among other things, what permits and approvals have been or may be required, if any, the estimated costs and expenses associated with the use, storage, handling, cleanup, removal or disposal of the hazardous wastes or substances and what contractual provisions and protection are necessary or desirable. It may also be important to obtain expert assistance for site investigations and building inspections. The past uses of the property may provide valuable information as to the likelihood of hazardous wastes or substances, or underground storage tanks being on the property.

The term "hazardous wastes or substances" is used in this Notice in its very broadest sense and includes, but is not limited to, all those listed under Proposition 65, petroleum base products, paints and solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium, compounds, asbestos, PCBs and other chemical products. Hazardous wastes or substances and underground storage tanks maybe present on all types of real property. This Notice is, therefore, meant to apply to any transaction involving any type of real property, whether improved or unimproved.

Although Keegan & Coppin Co., Inc. or its salespeople, will disclose any knowledge it actually possesses with respect to the existence of hazardous wastes or substances, or underground storage tanks on the property, Keegan & Coppin Co., Inc. has not made investigations or obtained reports regarding the subject matter of this Notice, except as may be described in a separate written document, studies or investigation by experts. Therefore, unless there are additional documents or studies attached to this notice, lease or contract, this will serve as notification that Keegan & Coppin Co., Inc. or its salespeople make no representation regarding the existence or non-existence of hazardous wastes or substances, or underground storage tanks on the property. You should contact a professional, such as a civil engineer, geologist, industrial hygienist or other persons with experience in these matters to advise you concerning the property.

Americans with Disabilities Act (ADA): On July 26, 1991, President Bush signed the federal legislation known as the Americans with Disabilities Act (ADA) into law. The purpose of the ADA is to integrate persons with disabilities into the economic and social mainstream of American life. Title III of the ADA applies to Lessors and Lessees of "places of public accommodation" and "commercial facilities", and requires that places of public accommodation undertake "readily achievable" removal of communication and access barriers to the disabled. This requirement of Title III of the ADA is effective January 26, 1992.

It is important that building owners identify and undertake "readily achievable" removal of any such barriers in the common areas, sidewalks, parking lots and other areas of the building under their control.

The lessor and lessee are responsible for compliance with ADA relating to removal of barriers within the workplace i.e., arrangement of interior furnishings and access within the premises, and any improvements installed by lessor and lessee.

Keegan & Coppin Company, Inc. recommends that both parties seek expert advice regarding the implications of the Act as it affects this agreement.

Natural Hazards Disclosure Act: "The property which is the subject of this contract may be situated in a Special Study Zone as designated under the Natural Hazards Disclosure Act, inclusive, of the California Public Resources Code; and, as such, the construction or development on this property of any structure for human occupancy may be subject to the findings of a geologic report prepared by a geologist registered in the State of California, unless such report is waived by the City or County under the terms of that act. No representations on the subject are made by the lessor or agent and the lessee should make his own inquiry or investigation".

Flood Hazard Area Disclosure: The subject property may be situated in a "Special Flood Hazard Area" as set forth on a Federal Emergency Management Agency (FEMA) "Flood Insurance Rate Map" (FIRM) or "Flood Hazard Boundary Map" (FHBM). The law provides that, as a condition of obtaining financing on most structures located in a "Special Floods Hazard Area", lender requires flood insurance where the property or its attachments are security for a loan. Lessee should consult with experts concerning the possible risk of flooding.

Toxic Mold Disclosure (Pursuant to the Toxic Mold Protection Act of 2001):
The Toxic Mold Protection Act of 2001 requires any person who sells, transfers or rents residential, commercial or industrial property to disclose if they have ACTUAL KNOWLEDGE of a mold condition on the property. The law also requires the California Department of Health Services to identify tolerable exposure limits and develop guidelines for toxic mold identification and remediation. Property owners will be required to provide a more detailed disclosure on toxic mold once the Department of Health Services develops and adopts standards for identifying, measuring and remediating toxic mold.


The Toxic Mold Protection Act of 2001 does NOT require that a property owner have their property tested for toxic mold. It also does NOT require that an agent investigate a property for toxic mold. Property owners only need to disclose any ACTUAL KNOWLEDGE of a mold condition on their property until the above mentioned guidelines are developed and approved. This disclosure can be made on the Real Estate Transfer Disclosure Statement (TDS 11) Form. A chapter, discussing Mold has also been added to the Environmental Hazards: A Guide for Homeowners, Buyers, Landlords and Tenants booklet that must be provided to a buyer or tenant in the transaction. The chapter contains descriptions of mold, symptoms of mold exposure, and information on testing and cleanup procedures. The chapter also lists other publications available that discuss mold and indoor air quality. For local assistance, contact your county or city Department of Health, Housing, or Environmental Health.

Explanation of Mold Conditions on Property: (to be completed by Transfer or if they have ACTUAL KNOWLEDGE of a mold condition on the property.)

Acknowledgment:

Lessee:   Deborah A. Meekins                    Date:      12/18/03
Lessor: Constance V. Kinslow, Mgr.           Date:      12/17/03
        Jinx Kinslow Longerbeam
        Manager
        12/17/03


EXHIBIT F
ARBITRATION OF DISPUTES FOR LEASE By and Between
Sonoma National Bank, Tenant and
Kinslow Investments, LLC, Landlord
For 801 4thStreet, Santa Rosa

Mediation of Disputes. If a dispute arises out of or relates to this Lease or its breach, initialing in the "agree" space below the parties agree to first try in good faith to settle the dispute by voluntary mediation before resorting to court action or binding arbitration. The fees of the mediator will be shared equally between all parties to the dispute. If a party initials the "agree" space and later refuses mediation, that party will not be entitled. to recover prevailing party attorney fees in any subsequent action.

Lessee agrees
Lessor agrees
Lessee's Broker agrees
Lessor's Broker agrees

If the parties fail to reach a compromise or settlement after attempting a non-binding mediation, then any dispute or claim 'in law or equity arising out of this contract or any resulting transaction shall then be decided by neutral binding arbitration in accordance with the rules of the JAMS Endispute, or other entities as mutually agreed by the parties, and not by court action except as provided by California law for judicial review of arbitration proceedings. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.
The parties shall have the night to discovery in accordance with Code of Civil Procedure Section 1283.05. The following matters are excluded from arbitration hereunder (a) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or real property sales contract as defined in Civil Code Section 2985, (b) an unlawful detainer action, (c) the filing or enforcement of a mechanic's lien, (d) any matter which is within the jurisdiction of a probate court, or small claims court, or an action for bodily injury or wrongful death, or for latent or patent defects to which Code of Civil Procedure Section
337.1 or Section 337.15 applies. The filing of a judicial action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a waiver of the right to arbitrate under this provision.

Arbitrator(s) shall issue written findings of fact and conclusions of law in accordance with California Law.

Any dispute or claim by the parties herein, or against broker(s) and/or associate licensee(s) participating in this transaction shall be submitted to arbitration consistent with the provision above only if the broker(s) and/or associate licensee(s) making the claim or against whom the claim is made shall have agreed to submit it to arbitration consistent with this provision.

The parties have the right and option to choose to utilize or reject the use of this agreement.
Lessee agrees
Lessor agrees
Lessee's Broker agrees
Lessor's Broker agrees



EXHIBIT G
1ST OPTION TO EXTEND
BY AND BETWEEN
SONOMA NATIONAL BANK, LESSEE
AND
KINSLOW INVESTMENTS, LLC, LESSOR

(a)In order for the lease option extension to be effective, Lessee must give to Lessor, and Lessor must actually receive, on a date which is prior to the date that the option period would commence (if exercised) by at least six 6 and not more than nine (9) months, a written notice of the exercise of the option to extend this lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire. If the option notice is provided, then the following shall apply.

(b)On the anniversary date and every 12 months thereafter commencing January 1, 2010, the monthly rent payable under of the attached lease shall be adjusted by the increase, if any, from the date this lease commenced, in the Consumer Price Index of the Bureau of Labor Statistics of the U. S. Department of Labor for all Urban Consumers, San Francisco Oakland, California (1982-1984 base period) "All Items", herein referred to as "C.P.I."

(c)The monthly rent payable in accordance with paragraph (a) of this Addendum shall be calculated as follows: the rent payable for the first month of the term of this lease, as set forth in the attached lease, shall be multiplied by a fraction, the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original lease term commences. The sum so calculated shall constitute the new monthly rent hereunder, but in no event shall such new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment.

(d)Pending receipt of the required C.P.I. and determination of the actual adjustment, Lessee shall pay an estimated adjusted rental, as reasonably determined by Lessor by reference to the then available C.P.I. information. Upon notification of the actual adjustment after publication of the required C.P.I., any overpayment shall be credited against the next installment of rent due, and any underpayment shall be immediately due and payable by Lessee. Lessor's failure to request payment of an estimated or actual rent adjustment shall not constitute a waiver of the right to any adjustment provide for in the lease or this addendum.

(e)In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be bind upon the parties. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

(f)During the First Option Extension Period only (January 1, 2010 - December 31, 2014),the rent shall increase by a minimum of two percent (2%) and a maximum of four percent (4%) per year compounded annually, and as adjusted by the annual Consumer Price Index increase.

(g)Effect of 801 Fourth Street Lease to 815 Fifth Street Lease: In order for Lessee to extend the Lease for 801 Fourth Street, then the Parking Lot Lease for 818 Fifth Street shall concurrently be extended as per this option notice to Lessor, and the rent shall be as per the rent schedule under Section B Item 9E of the Lease.

ACCEPTANCE

Landlord
Kinslow Investments, LLC

By. Constance V. Kinslow, Mgr.
Date: 12/17/03

Jinx Kinslow Longerbeam
Manager
12/17/03
Tenant
Sonoma National Bank (as authorized)
By: Deborah A. Meekins
Date: 12/18/03







EXHIBIT H
2ND OPTION TO EXTEND
BY AND BETWEEN
SONOMA NATIONAL BANK, LESSEE
AND
KINSLOW INVESTMENTS, LLC, LESSOR

(a)In order for the lease option extension to be effective, Lessee must give to Lessor, and Lessor must actually receive, on a date which is prior to the date that the option period would commence (if exercised) by at least six 6 and not more than nine (9) months, a written notice of the exercise of the option to extend this lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire. If the option notice is provided, then the following shall apply.

(b)Once the new market rent has been established for the first year of the extension period, and beginning the second year of the second five (5) year lease option extension the monthly new base rent shall be adjusted annually commencing the 2nd year of the extension by the increase, from the date this lease commenced, in the Consumer Price Index of the Bureau of Labor Statistics of the U. S. Department of Labor for all Urban Consumers, San Francisco Oakland, California (1982-1984 base period) "All Items", herein referred to as "C.P.I."

(c)The monthly rent payable in accordance with paragraph (a) of this Addendum shall be calculated as follows: the rent payable for the first month of the term of this lease, as set forth in. paragraph 4 of the attached lease, shall be multiplied by a fraction, the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original lease term commences. The sum so calculated shall constitute the new monthly rent hereunder, but in no event shall such new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment.

(d)Pending receipt of the required C.P.I. and determination of the actual adjustment, Lessee shall pay an estimated adjusted rental, as reasonably determined by Lessor by reference to the then available C.P.I. information. Upon notification of the actual adjustment after publication of the required C.P.I., any overpayment shall be credited against the next installment of rent due, and any underpayment shall be immediately due and payable by Lessee. Lessor's failure to request payment of an estimated or actual rent adjustment shall not constitute a waiver of the right to any adjustment provide for in the lease or this addendum.

(e)In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

(f)During Years 2-5 of the Second Option Extension Period, the rent shall increase be a minimum of two percent (2%) and a maximum of six percent (6%) per year compounded annually, as adjusted by the annual Consumer Price Index increase.

ACCEPTANCE
Landlord
Kinslow Investments, LLC
By: Constance V. Kinslow, Mgr.
Date: 12/17/03
Jinx Kinslow Longerbeam
Manager
12/17/03

Tenant
Sonoma National Bank (as authorized)
By: Deborah A. Meekins
Date: 12/18/03